Exhibit 99.2

Electromed, Inc. Investor Presentation May 2024 NYSE American: ELMD INNOVATION LEADER IN AIRWAY CLEARANCE TECHNOLOGIES

Investor Presentation Forward Looking Statements Certain statements in this press release constitute forward - looking statements as defined in the US Private Securities Litigation Reform Act of 1995 . Forward - looking statements can generally be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” and similar expressions, including the negative of these terms, but they are not the exclusive means of identifying such statements . Forward - looking statements cannot be guaranteed, and actual results may vary materially due to the uncertainties and risks, known or unknown associated with such statements . Examples of risks and uncertainties for the Company include, but are not limited to the competitive nature of our market ; changes to Medicare, Medicaid, or private insurance reimbursement policies ; changes to state and federal health care laws ; changes affecting the medical device industry ; our ability to develop new sales channels for our products such as the homecare distributor channel ; our need to maintain regulatory compliance and to gain future regulatory approvals and clearances ; new drug or pharmaceutical discoveries ; general economic and business conditions ; our ability to renew our line of credit or obtain additional credit as necessary ; our ability to protect and expand our intellectual property portfolio ; the risks associated with expansion into international markets, as well as other factors we may describe from time to time in the Company’s reports filed with the Securities and Exchange Commission (including the Company’s most recent Annual Report on Form 10 - K, as amended from time to time, and subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) . Investors should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or potentially inaccurate assumptions investors should take into account when making investment decisions . Shareholders and other readers should not place undue reliance on “forward - looking statements,” as such statements speak only as of the date of this press release . We undertake no obligation to update them in light of new information or future events . | 2

Electromed, Inc. is a growing medical device company focused on airway management to help people around the world breathe better, stay healthier, and lead active and fulfilling lives. Who We Are As of and for trailing 12 months ended 3/31/2024 Key Stats: Headquarters: New Prague, MN Ticker: ELMD Established: 1992 Annual Revenue: $53.5M Market Cap: $139M Share Count: 8.7M 174 Employees Manufacturing in Minnesota HFCWO Market Focus | 3 Investor Presentation

Electromed Overview

- Growing and profitable medical technology company
- A leader in the large and expanding airway clearance market
- SmartVest® High Frequency Chest Wall Oscillation ("HFCWO") technology supported by clinical outcomes data with strong reimbursement
- Attractive direct-to-patient and provider model
- Strong financial profile with attractive historical gross margins and profitability, well capitalized balance sheet

Net Revenue ($M)[1]



$28.3
$31.3
$32.5
$35.8
$41.7
$48.1
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23

Net Income ($M)[1]



$1.8
$2.0
$4.2 *
$2.7
$2.4
$2.3
$3.2
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23

* FY20 reported net income of $4.2M included $1.5M of one-time benefits and cost savings related to the COVID health emergency. See appendix for non-GAAP reconciliation

[1] Financials under ASC 606

smartvest
ELECTROMED, INC. | 4

Investor Presentation What is Bronchiectasis? » An irreversible lung condition characterized by abnormal widening of one or more of the bronchi (airways) » End result of repeated episodes of pulmonary inflammation and infection » Damaged airways allow excess mucus to accumulate, increasing risk of infection » Mean prevalence of bronchiectasis in patients with COPD is 54%¹ Disease Misdiagnosed Disease Underdiagnosed HFCWO Under - prescribed | 5 1 Chalmers J. and Sethi S. Raising awareness of bronchiectasis in primary care: overview of diagnosis and management strategies in adults. NPJ Prim Care Respir Med . 2017;27:18

Bronchiectasis HFCWO penetration ~15% 1 Diagnosed BE population growing at ~12% annually 1 Estimated Net Bronchiectasis prevalence, DIAGNOSED 1 Estimated bronchiectasis prevalence, UNDIAGNOSED 2 Estimated HFCWO bronchiectasis penetration, treated population 1 | 6 1 Internal company estimates derived from GUIDEHOUSE 2023 NASM claims database 2 Internal company estimates derived from GUIDEHOUSE 2023 literature review and 2023 CDC NHANES data US Market Large, Growing and Underpenetrated Market ~824K U.S. BE Diagnosed 1 4.1 million U.S. Undiagnosed 2 ~127K HFCWO ADOPTED 1

Investor Presentation | 7 How is Bronchiectasis Treated? Benefits of HFCWO Therapy

Investor Presentation An enhanced patient experience! » Smaller, lighter and intuitive user interface for better patient adherence » Patient remote monitoring enabled » More portable and easier for travel | 8 SmartVest Clearway® Newest HFCWO Device on the Market SmartVest ® has a well - established reimbursement code from CMS – E0483; Electromed has over 275M contracted lives in the US

SmartNotes™ Patient Progress Report

Providing Patient Outcomes and Treatment Progress to Physicians

SmartNotes combine patient **Quality of Life** and **Therapy Utilization** data to provide physicians with extended views into disease management

» **TeleRespiratory Services**: A team of Respiratory Therapists stay connected with patients and support their therapy utilization.

» **Outcomes Management**: Easy-to-read report provides physicians with a comprehensive view of disease progression and therapy impact.



SmartNotes™ Patient Progress Report

smartvest

Name C. Clearway **DOB** 01/02/1950 **Age** 74

COPD Risk D [E] **HFCWO Setup** 11/02/2023 **Rep** Clinic 123 [Encore Training account]

Primary DX Bronchiectasis (Non CF) **Last Encounter** 12/21/2023 **Member ID** 123456

Patient Motivational Goal Be able to go shopping

Days on Therapy: 146

PHYSICIAN INFO

Facility Moss Pulmonary Associates

Pulmonologist Peter Moss

Next Phys Visit 12/28/2023

EQUIPMENT INFORMATION

HFCWO Current Total Hours 123

Garment fit Yes

Able to return the equipment instructions Yes

HFCWO REPORTED USAGE

Avg Sessions/Day	Avg Minutes/Day
2	30

HFCWO OUTCOMES (POST THERAPY)

Pt Reported Feeling Better - I feel better than the last check in

Sputum production post SmartVest Slightly more

Has shortness of breath improved Yes

Reduced effort to mobilize secretions Yes

Reduced SABA/ Rescue inhaler use post SmartVest No

Days since last Admit: 147

HOSPITAL ADMISSIONS PRIOR TO SMARTVEST

Hospital Admissions 2

Reason for Visit Respiratory

Last Admission date 10/30/2023

Resp Infections Prior to SmartVest 4

HOSPITALIZATIONS SINCE INITIATING SMARTVEST

Hospital Admissions N/A

Reason for Visit N/A

Date of last admission N/A

Resp Infections Since SmartVest 0

CAT Change: -14

CAT TOTAL SCORE: RANGE 0-40; HIGH SEVERITY>10

CAT SCORE BY QUESTION: #4,5 = HIGH SEVERITY

	Coughing	Phlegm	Chest	Walking	Activities	Going Out	Sleeping	Energy	Total
06/14/2023	2	1	2	2	2	3	2	2	16
02/28/2023	4	5	5	3	4	3	3	3	30

smartvest AIRWAY CLEARANCE SYSTEM

ELECTROMED, INC. | 9

Clinical Evidence

Electromed has Published Studies Showing Effectiveness of HFCWO to Treat Bronchiectasis

Therapy with HFCWO demonstrated key health outcomes improved in post-compared to pre-index period: cough, all-cause hospitalizations, pneumonia and pulmonary hospitalizations.
DeKoven (2022)

Therapy with SmartVest® demonstrated an improvement in symptom scores and quality of life.
Chakravorty (2011)

Therapy with SmartVest® significantly decreased exacerbations requiring hospitalization, antibiotic use, and stabilizes lung function.
Powner (2018)

59%

Fewer hospitalizations

Exacerbations requiring hospitalizations reduced with SmartVest®.
Sievert (2016)

75%

Reduction in ER visits

Longitudinal outcome-based study showed ER visits significantly reduce with SmartVest®.
Sievert (2018)

smartvest AIRWAY CLEARANCE SYSTEM
Investor Presentation
ELECTROMED, INC. | 10

Investor Presentation Homecare Hospitals International 95% Direct to physicians adult pulmonology clinics cystic fibrosis centers neuromuscular clinics HME distributors Third - party reimbursement (Medicare, Medicaid, Commercial) Contracted price with payments made directly from the distributor 4% Individual hospitals; member hospitals of group purchasing organizations (GPOs) Payments made directly from the institution for generator sales – capital purchase Single patient use garments – recurring sales 1% Distributors Contracted price with payments made directly from the distributor % of Net Revenue: Sales Points: Revenue Model: | 11 Markets We Serve Net Revenue Breakdown, Fiscal Year 2023

Investor Presentation ELMD expects gross margins in the mid - 70s and improving with the SmartVest® Clearway® Traditional Medical Equipment Channel D irect - to - Patient Distribution (Electromed) vs. Manufacturer DME Patient $ $ Electromed Patient $$ | 12 Direct - to - Patient Model Drives Attractive Margin Profile

Investor Presentation 1% 4% 95% Medicare Medicaid Homecare By Payer Home Care¹ Hospitals International By Setting Commercial / Other 2 Bronchiectasis Cystic Fibrosis Homecare By Referral Volume Neuromuscular Other 2 Includes Managed Medicare and Managed Medicaid 1 Includes $1.5 million from home care distributor revenue 64% 2% 14% 10% 10% COPD/COPD Related 54% 44% 2% | 13 Net Revenue Breakdown - $48.1M (FY’23)

| 14 Growth Strategy How Will Electromed Increase Market Share? • Continued sales force expansion along with complementary infrastructure investments • Direct - to - consumer and physician marketing to increase brand awareness and revenue • Best - in - class customer care and support • Develop and promulgate the body of bronchiectasis clinical evidence to increase physician adoption of the SmartVest® System for patients • Promote the best - in - class SmartVest Clearway® device

Higher incidence of chronic lung diseases Aging population Growing physician awareness of diseases such as bronchiectasis The Affordable Care Act penalizes for readmission Healthcare reform moving to fee - for - outcomes Treatment moving to lower cost settings (homecare) HFCWO Industry Drivers | 15 Why Invest?

Investor Presentation Unique Investment Opportunity | 16 • Large, expanding bronchiectasis market supported by industry tailwinds • Clinically proven therapy • Well established reimbursement code with broad payer coverage • Consistent double - digit organic revenue growth • History of high gross margins, robust operating cash flow and increased operating leverage

Investor Presentation Mgmt. Incentives Aligned w/Investors • CEO incentive reward based on increasing total shareholder return . • Management’s incentive compensation focused solely on delivering financial results. | 17

Metric ELMD RUS ME Sales Growth 17.0% > 3.7% EV / Revenue Gross Margin 2.6x 76.4% > > 4.6x 54.7% Operating Margin 10.7% > (9.1%) | 18 Why Invest? Attractive Valuation and Operating Metrics (TTM ended 3/31/2024 Results)

Investor Presentation Mike Cavanaugh (617) 877 - 8641 m ike.cavanaugh@westwicke.com Callie Conway (332) 242 - 4336 Callie.Conway@Westwicke.com Jim Cunniff , President & CEO (952) 758 - 9299 jcunniff @Electromed.com Brad Nagel, CFO (952) 758 - 9299 bnagel@Electromed.com | 19

APPENDIX Investor Presentation | 20

Financial Summary Fiscal Year Ended 3 Months Ended ( in $ millions, except shares amounts) June 30, 2021 June 30, 2022 June 30, 2023 Mar 31, 2023 Mar 31, 2024 Revenues 35.8 41.7 48.1 12.1 13.9 Gross Profit 27.3 31.4 36.5 9.1 10.4 Gross margin 76% 75% 76% 75% 75% Operating income 3.1 3.0 4.0 1.2 1.8 Operating margin 9% 7% 8% 9.9% 13.3% Net income 2.4 2.3 3.2 1.1 1.5 Diluted EPS $0.27 $0.26 $0.36 $0.12 $0.17 Diluted Shares 8,911,842 8,768,703 8,700,833 8,710,106 8,892,821 Cash provided by operations $3.1 ($0.7) $1.3 0.6 1.4 Balance Sheet (in $ millions) Mar 31, 2024 Cash 11.7 Current assets 41.3 Total assets 48.9 Current liabilities 6.3 Other long - term liabilities 0.03 Total debt 0.0 Total shareholders’ equity 42.5 Cash Provided by Operations (in millions) $4.2 $3.1 ($0.7) $1.3 FY'20 FY'21 FY'22 FY'23 | 21 Financial Highlights and Balance Sheet

Senior Leadership



Jim Cunniff – President & Chief Executive Officer

- CEO of Electromed since July 2023
- 30+ years of executive leadership in MedTech and the broader healthcare industry
- Track record of consistently growing revenue through innovative go-to market strategies
- Former President, CEO, and Board Director of Provista as well as Leiters Health
- Former Senior Vice President of Americas for Kinetic Concepts, Inc.
- Former President, Stryker Corporation for the following divisions: Medical, Asia/Pacific and Emerging Markets



Brad Nagel – Chief Financial Officer

- Chief Financial Officer at Electromed since November 2022
- 15+ years of financial leadership and strategic planning experience with Fortune 500 companies
- Former Divisional Chief Financial Officer of Global Lung Health and Visualization at Medtronic



Kristine Owata – Vice President of Reimbursement & Payer Relations

- VP of Reimbursement & Payer Relations at Electromed since October 2020
- 15+ years of diverse leadership experience in people management, client experience and process improvement
- Former president and director of Intelligere, Inc., and former owner of W4P Revenue Cycle Solutions, where she implemented revenue cycle solutions for healthcare clients



Diane Kaufman – Vice President of Human Resources

- VP of Human Resources at Electromed since July 2021
- 30+ years of experience leading global human resource functions aligning them with global business strategy and a champion of culture transformation
- Former Sr. VP of Global Human Resources at Ergotron resulting in 65% employee referral rate, 100% candidate acceptance and hiring in 30 days, and reduced turnover from 23% to 3%



Amy Yanta – Vice President of Regulatory Affairs, Quality Assurance & Compliance

- VP of Regulatory, Quality & Compliance since September 2023
- 15+ years of experience in the MedTech industry specializing in Regulatory Affairs and Quality Assurance
- Former RAQA leader at IMRIS, and former regulatory affair roles at Boston Scientific and Surmodics.

smartvest

ELECTROMED, INC. | 22

Non - GAAP Reconciliation | 23 Slide 4 GAAP Net Income 4,200,000$ Reconciling Items: Government Stimulus Income (900,000)$ Expense reductions from COVID-related furloughs and role eliminations (700,000)$ Expense reductions from COVID-related travel limitations and fewer headcount traveling (400,000)$ Tax Impact 500,000$ Non-GAAP Net Income 2,700,000$